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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ravelston Management Inc.:

     We consent to the use of our report dated May 30, 2003 included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Toronto, Canada
June 27, 2003